EXHIBIT 23.9

                          CONSENT OF WILLIAM C. GUMBLE





         The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him in the Joint Proxy Statement/Prospectus of NBT Bancorp Inc. and Lake Ariel Bancorp, Inc., which is part of the Registration Statement on Form S-4 of NBT Bancorp Inc. under the circumstances described therein.



                                                    /s/ William C. Gumble

December 7, 1999



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